AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON JULY 8, 2019

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON July 8, 2019 (the "Amendment") is entered into as of May 15, 2020 (the "Effective Date"), by and between Ethema Health Corporation, a Colorado corporation (the "Company"), and Labrys Fund, LP, a Delaware limited partnership (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on July 8, 2019, in the original principal amount of $282,000.00 (the "Note");

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Parties wish to waive default interest and penalties (if any) that may have accrued as of the Effective Date under the Note.

2. The Parties hereby agree that the Holder shall not effectuate a conversion under the Note after the Effective Date so long as the Company complies with the terms of this Amendment.

3. The Company shall make eight (8) cash payments to the Holder, totaling $200,000, pursuant to Schedule A attached hereto (the "Payment Schedule") for the full repayment of the Note.

4. An Event of Default (as defined in the Note) under the Note shall not occur unless the Company fails to comply with the Payment Schedule.

5. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Ethema Holdings

By: ____________________

Name: Shawn Leon

Title: Chief Executive Officer

Labrys Fund, LP

By: ____________________

Name: Thomas Silverman

Title: Managing Member

SCHEDULE A

Payment #1............................$25,000.00........................On or before October 15, 2020

Payment #2-8........................$25,000.00..........................On or before 15th of Each Month Thereafter

Labrys Fund LP – Wiring Instructions
Bank: Citizens Bank
Address: 28 State Street Boston, MA 02109
ABA #: 011500120
Account #: 1338723402